EXHIBIT 10.1

FIRST AMENDMENT

THIS FIRST AMENDMENT (this “Amendment”) dated as of April 19, 2005 to the Credit Agreement referenced below is by and among FTI Consulting, Inc., a Maryland corporation (the “Borrower”), the Guarantors identified on the signature pages hereto, the Lenders identified on the signature pages hereto and Bank of America, N.A., as administrative agent (the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, $225 million in credit facilities have been established in favor of the Borrower pursuant to the Amended and Restated Credit Agreement (as amended, modified and supplemented from time to time, the “Credit Agreement”) dated as of November 28, 2003 among the Borrower, the Guarantors, the Lenders identified therein and the Administrative Agent; and

WHEREAS, the Borrower has requested certain modifications to the Credit Agreement and the Required Lenders have agreed to the requested modifications on the terms and conditions set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

2. Amendments. The Credit Agreement is amended in the following respects:

(a) In Section 1.01, the following definitions are added or amended to read as follows:

“Tranche B Term Loan Commitment” means, as to each Lender, its obligation to make its portion of the Tranche B Term Loan to the Borrower pursuant to Section 2.01(e), in the principal amount set forth opposite such Lender’s name on Schedule 2.01. The aggregate principal amount of the Tranche B Term Loan Commitments of all of the Lenders as in effect on the date of the First Amendment to this Agreement is FIFTY MILLION DOLLARS ($50,000,000).

(b) In the definition of “Permitted Acquisitions” in Section 1.01, the phrase “occurring after the Closing Date” in clause (ix) is amended to read “occurring in any fiscal year of the Borrower”.

(c) Section 2.01(c) is amended in its entirety to read as follows:

(c) Tranche B Term Loan. Subject to the terms and conditions set forth herein, each Lender severally agrees to make its portion of a term loan (the “Tranche B Term Loan”) to the Borrower on the date of the First Amendment to this Agreement in an amount not to exceed such Lender’s Tranche B Term Loan Commitment. Amounts repaid on the Tranche B Term Loan may not be reborrowed. The Tranche B Term Loan may consist of Base Rate Loans or Eurodollar Rate Loans, as further provided herein.

(d) Section 2.05(b)(v)(B) is amended in its entirety to read as follows:

(B) with respect to all amounts prepaid pursuant to Section 2.05(b)(ii), (iii) and (iv), first ratably to the Tranche B Term Loan and the Tranche C Term Loan (in each case to the remaining principal amortization payments thereof in inverse order of maturity), then (after the Tranche B Term Loan and the Tranche C Term Loan have been paid in full) to the Tranche A Term Loan (to the remaining principal amortization payments in inverse order of maturity), then (after the Tranche A Term Loan has been paid in full) to the Revolving Loans and Swing Line Loans (but without any reduction in the Aggregate Revolving Commitments) and then (after all Revolving Loans and all Swing Line Loans have been repaid) to Cash Collateralize L/C Obligations (but without any reduction in the Aggregate Revolving Commitments).

(e) Section 2.07(d) is amended in its entirety to read as follows:

(d) Tranche B Term Loan. The Borrower shall repay the outstanding principal amount of the Tranche B Term Loan in installments on the dates and in the amounts set forth in the table below (as such installments may hereafter be adjusted as a result of prepayments made pursuant to Section 2.05), unless accelerated sooner pursuant to Section 9.02:

Payment Dates	Principal Amortization Payment
June 30, 2005	$2,500,000
September 30, 2005	$2,500,000
December 31, 2005	$3,125,000
March 31, 2006	$3,125,000
June 30, 2006	$3,125,000
September 30, 2006	$3,125,000
December 31, 2006	$3,750,000
March 31, 2007	$3,750,000
June 30, 2007	$3,750,000
September 30, 2007	$3,750,000
December 31, 2007	$4,375,000
March 31, 2008	$4,375,000
June 30, 2008	$4,375,000
September 30, 2008	$4,375,000

(f) Schedule 2.01 (Commitments and Pro Rata Shares) is amended to include the Tranche B Term Loan Commitments set forth on Schedule 1 attached hereto.

3. Representations and Warranties. Each Loan Party represents and warrants that each representation and warranty set forth in the Loan Documents is true and correct in all material respects as of the date hereof (except those that expressly relate to an earlier period).

4. Reaffirmation of Guaranty. Each Loan Party (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under the Loan Documents and (iii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge it’s obligations under the Loan Documents.

5. Reaffirmation of Security Interests. Each Loan Party (i) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting and (ii) agrees that this Amendment shall in no manner impair or otherwise adversely effect any of the Liens granted in or pursuant to the Loan Documents.

6. Conditions Precedent. This Amendment shall become effective as of the date hereof upon satisfaction of each of the following conditions precedent:

(a) Amendment. Receipt by the Administrative Agent of counterparts of this Amendment executed by the Loan Parties and the Required Lenders;

(b) Tranche B Term Note. Receipt by the Administrative Agent of a Tranche B Term Note for each Lender with a Tranche B Term Loan Commitment executed by the Borrower;

(c) Authorizing Resolutions. Receipt by the Administrative Agent of resolutions of the board of directors (or equivalent governing body) of each Loan Party authorizing and approving this Amendment and the execution thereof by such Loan Party;

(d) Legal Opinion. Receipt by the Administrative Agent of an opinion of counsel to the Loan Parties regarding this Amendment and the transactions contemplated hereby in form and substance satisfactory to the Administrative Agent; and

(e) Fees.

(i) Receipt by the Administrative Agent, for the benefit of each Lender, of a fee equal to ten basis points (0.10%) on each Lender’s Revolving Commitment and outstanding Term Loans (excluding Term Loan D).

(ii) Receipt by the Administrative Agent, for the benefit of each Lender that provides a portion of the Tranche B Term Loan contemplated by this Amendment, a fee equal to twenty basis points (0.20%) on such Lender’s Tranche B Term Loan Commitment.

(iii) Receipt by the Administrative Agent of all other fees and expenses owing in connection with this Amendment.

7. No Other Changes. Except as modified hereby, all of the terms and provisions of the Loan Documents (including schedules and exhibits thereto) shall remain in full force and effect.

8. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

9. Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of North Carolina.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this First Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	FTI CONSULTING, INC.,
a Maryland corporation

	By:	/S/ THEODORE I. PINCUS
	Name:	Theodore I. Pincus
	Title:	Chief Financial Officer and Executive Vice President

GUARANTORS:	FTI, LLC,
a Maryland limited liability company
FTI REPOSITORY SERVICES, LLC,
a Maryland limited liability company
LEXECON, LLC,
a Maryland limited liability company
TECHNOLOGY & FINANCIAL CONSULTING, INC.,
a Texas corporation
TEKLICON, INC.,
a California corporation

	By:	/S/ THEODORE I. PINCUS
	Name:	Theodore I. Pincus
	Title:	Treasurer of each of the Guarantors

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

	By:	/S/ REMBERTO MARQUEZ
	Name:	Remberto Marquez
	Title:	Assistant Vice President

[SIGNATURE PAGES CONTINUE]

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

	By:	/S/ MICHAEL J. LANDINI
	Name:	Michael J. Landini
	Title:	Senior Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION

	By:	/S/ STEVEN L. HIPSMAN
	Name:	Steven L. Hipsman
	Title:	Director

SUNTRUST BANK

	By:	/S/ MICHAEL PUGSLEY
	Name:	Michael Pugsley
	Title:	Director

COMERICA BANK

	By:	/S/ ERICA M. KRZEMINSKI
	Name:	Erica M. Krzeminski
	Title:	Account Officer

SOVEREIGN BANK

	By:	/S/ ERIC RITTER
	Name:	Eric Ritter
	Title:	Assistant Vice President

NATIONAL CITY BANK

	By:	/S/ HEATHER M. MCINTYRE
	Name:	Heather M. McIntyre
	Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION

	By:	/S/ FRANK A. PUGLIESE
	Name:	Frank A. Pugliese
	Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION

	By:	/S/ MICHAEL P. DICKMAN
	Name:	Michael P. Dickman
	Title:	Vice President